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                                                                 Exhibit 99.3
                                                                 EXECUTION COPY

                              TERMINATION AGREEMENT

                   This TERMINATION AGREEMENT (this "Agreement"), dated as of September 14, 2001, by and among Asvan Technology, LLC, a Colorado limited liability company ("Asvan"), Liberty Satellite & Technology, Inc., a Delaware corporation ("LSAT"), and TSAT Technologies, Inc., a Colorado corporation (the "Company").

                                   RECITALS

           WHEREAS, Asvan, LSAT and the Company have entered into (i) the Funding Agreement, dated as of July 30, 1999, by and among Asvan, LSAT and the Company (the "Funding Agreement"), and (ii) the Shareholders Agreement, dated as of July 30, 1999, by and among Asvan, LSAT and the Company (the "Shareholders Agreement");

           WHEREAS, LSAT is selling 4,000 shares of the common stock of the Company to Asvan pursuant to the Stock Purchase Agreement (the "Purchase Agreement"), dated as of September 14, 2001, by and between LSAT and Asvan; and

           WHEREAS, as part of the transactions contemplated by the Purchase Agreement, Asvan, LSAT and the Company are entering into this Agreement to terminate the Funding Agreement and the Shareholders Agreement.

           NOW, THEREFORE, in consideration of these premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound, the parties hereto agree as follows:

     Section 1.   TERMINATION OF AGREEMENTS.

            (a) The Funding Agreement is hereby terminated and shall be of no further force and effect from and after the date hereof and the parties hereto shall have no further obligation, responsibility or liability associated therewith.

            (b) The Shareholders Agreement is hereby terminated and shall be of no further force and effect from and after the date hereof and the parties hereto shall have no further obligation, responsibility or liability associated therewith.

     Section 2. NO FURTHER RIGHTS. By execution of this Termination Agreement, the parties hereto acknowledge and agree that, except as otherwise provided herein, from and after the date of this Agreement, the parties shall not have any further rights or interests in the subject matter of each of the Funding Agreement and the Shareholders Agreement.

     Section 3. MUTUAL RELEASE. Except as otherwise provided herein, the parties hereto release each other from all claims, demands, debts and causes of action of whatever kind or nature, which have or could in the future arise due to the performance or non-performance of their respective obligations under each of the Funding Agreement and the Shareholders Agreement.

     Section 4. GOVERNING LAW. This Agreement is governed by and shall be construed in


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                                                                 EXECUTION COPY


accordance with the laws of the United States and the State of Colorado.

     Section 5. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 6. PARTIES IN INTEREST. This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns.

           IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the date first above written.


                                           TSAT TECHNOLOGIES, INC



                                           By:__________________________________
                                              Name:
                                              Title:



                                           LIBERTY SATELLITE &
                                              TECHNOLOGY, INC.



                                           By:__________________________________
                                              Name:
                                              Title:



                                           ASVAN TECHNOLOGY, LLC



                                           By:__________________________________
                                              Name:
                                              Title: